STOCK PURCHASE AGREEMENT



                                  By and Among




                                 David H. Tobey,



                              Datatec Systems, Inc.



                                       and



                    Computer-Aided Software Integration, Inc.










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                            Dated as of March 9, 1998

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
                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of March 9, 1998, by and between David H. Tobey (the "Seller"), Datatec Systems, Inc., a Delaware corporation (the "Buyer") and Computer-Aided Software Integration, Inc., a Delaware corporation ("CASI").

                              W I T N E S S E T H:

                  WHEREAS, the Seller owns 200 shares (the "Shares") of common stock ("Common Stock"), par value $.01 per share, of CASI; and

                  WHEREAS, the Buyer desires to purchase, and the Seller desires to sell the Shares; and

                  WHEREAS,  for  accounting  purposes  it is  intended  that the transactions contemplated hereby shall be accounted for as a purchase transaction under United States generally accepted accounting principles ("U.S. GAAP");

                  NOW,  THEREFORE,  in  consideration  of the  premises  and the
representations,   warranties,   and  mutual  covenants  and  agreements  herein
contained, the parties hereby agree as follows:

                                    ARTICLE I

                                 SALE OF SHARES

                  Section 1.1 DELIVERY OF SHARES. On the terms and subject to the conditions of this Agreement, on the Closing Date (as defined below), the Buyer shall purchase the Shares from the Seller for an amount equal to the Purchase Price (as defined below) and the Seller shall sell the Shares to the Buyer. On the Closing Date, the Seller will transfer, assign, convey and deliver to the Buyer a certificate or certificates representing all of the Shares. Each of the certificates shall be duly endorsed for transfer or accompanied by appropriate stock powers duly executed, in either case in favor of the Buyer, and each certificate shall have any and all necessary stock transfer tax stamps affixed thereto at the Seller's expense.

                  Section 1.2 PURCHASE CONSIDERATION. The aggregate purchase price for the Shares (the "Purchase Price") shall be $2,255,247. At the Closing (as defined below), Buyer shall deliver to Seller (i) $422,500 by wire transfer of immediately available funds to an account designated by the Seller; and (ii) a convertible promissory note, substantially in the form attached hereto as Exhibit A (the "Note"), in the aggregate principal amount of $1,832,747 bearing interest at a rate of 10% per annum, interest payable monthly and maturing on the earlier to occur of (i) the realization by the Buyer of net proceeds of $3 million or more from the sale of equity securities, or (ii) June 15, 1998.

                                   ARTICLE II

                                     CLOSING

                  The closing (the "Closing") of the transactions contemplated by this Agreement shall take place as soon as practicable after satisfaction or waiver of all conditions set forth herein at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, or at such other time and place as the Buyer and the Seller shall agree (the date on which such closing occurs being herein referred to as the "Closing Date").


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller hereby represents and warrants to the Buyer as follows:

                  Section 3.1 CAPITALIZATION. The Seller owns the Shares, free and clear of all liens, claims or encumbrances, other than the Stockholders' Agreement (as such term is defined in Section 10.3). The Seller has full right, power, legal capacity and authority to transfer and deliver the Shares pursuant to this Agreement. The Seller has not committed CASI or attempted to commit CASI to issue any shares of capital stock of CASI or rights to acquire any shares of capital stock of CASI, other than options to purchase 50,000 shares of Common Stock of CASI granted to Peter Westphal.

                  Section 3.2 TRADEMARKS, PATENTS AND COPYRIGHTS. (a) For purposes of this Agreement, the term "CASI Rights" shall mean all worldwide industrial and intellectual property rights, including, without limitation, each patent, patent right, license, patent application, trade name, trademark, trade name and trademark registration, copyright, copyright registration, copyright application, service mark, brand mark and brand name, trade secrets relating to or arising from any proprietary process, formula, source or object code, owned or possessed by CASI.

                  (b) Seller does not claim an ownership interest in any CASI Rights.

                  Section 3.3 NO CONFLICTS; ABSENCE OF DEFAULTS. The execution, delivery and performance of this Agreement by the Seller does not and will not conflict with or violate any agreement governing the affairs of the Seller or, in any material respect, any agreement or instrument to which the Seller may be a party or by which the Seller is bound, or any material law, administrative regulation or rule or court order, judgment or decree applicable to the Seller; nor will the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby constitute a material breach of, or any event of default under, any material contract or agreement to which the Seller is bound, or by which the Seller may be bound or affected, other than the Stockholders' Agreement (as such term is defined in Section 10.3).

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

                  The Buyer hereby represents and warrants to the Seller as follows:

                  Section 4.1 CORPORATE ORGANIZATION; REQUISITE AUTHORITY TO CONDUCT BUSINESS. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and this Agreement has been duly authorized and approved by all required corporate action of the Buyer.

                  Section 4.2 EXECUTION AND DELIVERY. This Agreement has been duly executed and delivered by the Buyer and constitutes a legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  Section 4.3 NO CONFLICTS; ABSENCE OF DEFAULTS. The execution, delivery and performance of this Agreement by the Buyer does not and will not conflict with or violate any agreement governing the organization, management, business or affairs of the Buyer or, in any material respect, any agreement or instrument to which the Buyer may be a party or by which the Buyer is bound, or any material law, administrative regulation or rule or court order, judgment or decree applicable to the Buyer; nor will the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby constitute a material breach of, or any event of default under, any material contract or agreement to which the Buyer is bound, or by which the Buyer may be bound or affected, other than the Stockholders' Agreement (as such term is defined in Section 10.3).

                  Section 4.4 INVESTMENT; SECURITIES LAWS. The Buyer is acquiring the Shares solely for its own account as an investment and not with a view to any distribution or resale thereof within the meanings of such terms under the Securities Act of 1933, as amended. The Buyer will not effect any disposition of the Shares in violation of any Federal or state securities or similar laws or in a manner which subjects it or any of its affiliates to any liability or sanction under any such securities or similar laws.

                  Section 4.5 RESERVATION OF SHARES. The Buyer has reserved for issuance 700,000 shares of its common stock, par value $.001 per share, for issuance upon conversion of the Note. When issued in accordance with the terms of the Note, such shares of common stock will be duly authorized, validly issued, fully paid and non-assessable.

                                    ARTICLE V

                      COVENANTS OF THE SELLER AND THE BUYER


                  Section 5.1 BEST EFFORTS. Seller and Buyer each covenant and agree to proceed diligently and use its best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to consummate the transactions contemplated by this Agreement.

                  Section 5.2 COMPLIANCE. Seller and Buyer each covenant and agree to comply in all material respects with all applicable rules and regulations of any Governmental Authority in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; to use all reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

                  Section 5.3 NOTICE. Seller and Buyer each covenant and agree to give prompt notice to the other party of (i) the occurrence, or failure to occur, of any event whose occurrence or failure to occur, would be likely to cause any representation or warranty contained in this Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure on its part, or on the part of any of its officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any such notice shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                  Section 5.4 CONFIDENTIALITY. Seller and Buyer each covenant and agree to hold in strict confidence all data and information obtained from the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party (unless such information (i) is lawfully obtained from a third party that is not under an obligation not to disclose such information, (ii) is independently developed by such party, (iii) is or becomes publicly available without the fault of any representative of such party, or
(iv) public disclosure of such information is required by law in the opinion of counsel to such party) and shall not disclose such information to others without the prior written consent of the other party hereto, and in the event of the termination of this Agreement, to cause its representatives to return promptly every document furnished by the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party in connection with the transactions contemplated hereby and any copies thereof which may have been made, other than documents which are publicly available.

                  Section 5.5 CONTINUING OBLIGATION. CASI and Buyer, jointly and severally, shall indemnify the Seller, to the fullest extent permitted by the Delaware General Corporation Law, from and against any loss, claim, liability and/or expense incurred for, or by reason of, or arising out of, acts of the Seller as an officer and/or director of Buyer, CASI or any affiliates of Buyer or CASI. Any costs, fees or expenses incurred by Seller relating to such indemnification shall be paid by CASI or Buyer in advance as soon as practicable but not later than three business days after receipt of the written request of Seller; provided that the Seller shall (i) affirm in such written request that he acted in good faith and in a manner which he reasonably believed to be (in the case of conduct in his official capacity) in the best interests of the company or (in all other cases) not opposed to the best interests of the company and (ii) undertake to repay such amount to the extent that is ultimately determined by a court of competent jurisdiction that Seller is not entitled to indemnification. The Seller's right to indemnification or advances from CASI or Buyer shall be enforceable by Seller in any court of competent jurisdiction. The burden of providing that indemnification or advances are not appropriate shall be on CASI and Buyer.

                  Section 5.6 CONVEYANCE OF LAPTOP COMPUTER. Subject to Sections 3.2(b) and 5.4 hereof, at the Closing, Buyer shall cause CASI to convey to Seller all of CASI's right, title and interest in and to the laptop computer, all software loaded thereon, to the extent permitted, and the printer used by Seller during his employment with CASI.

                  Section 5.7 RELEASES. Other than for obligations which may exist or arise by reason of this Agreement, the Note, the Non-Competition Agreement referred to in Section 7.8 hereof, the Pledge Agreement referred to in the Note, or the Registration Rights Agreement referred to in Section 6.8 hereof, Seller, for himself and his heirs, executors, administrators, successors, and assigns hereby irrevocably and unconditionally releases, acquits, and forever discharges Buyer, CASI, and all of their present and former stockholders, partners, officers, directors, employees, agents, representatives, attorneys, successors and assigns ("Buyer Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, whether asserted, known or unknown which Seller may have, own, hold, or claim to have, or hold, or which Seller at any time heretofore had, owned, held, or claimed to have, own, or hold against any of the Buyer Releasees.

                  Other than for obligations which may exist or arise by reason of this Agreement, the Note, the Non-Competition Agreement referred to in
Section 7.8 hereof, the Pledge Agreement referred to in the Note, or the Registration Rights Agreement referred to in Section 6.8 hereof, Buyer and CASI hereby irrevocably and unconditionally release, acquit, and forever discharge Seller from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorney's fees and costs actually incurred), of any nature whatsoever, whether asserted, known or unknown which Buyer or CASI may have, own, hold, or claim to have, or hold, or which Buyer or CASI at any time heretofore had owned, held, or claimed to have, own, or hold against Seller.

                                   ARTICLE VI


                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

                  The obligations of the Seller under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

                  Section 6.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, with the same force and effect as if made on and as of the Closing Date, and CASI shall have received a certificate to that effect and as to the matters set forth in Section 6.2 hereof, dated the Closing Date, from the President or Chief Executive Officer of the Buyer.

                  Section 6.2 PERFORMANCE OF COVENANTS. The Buyer shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

                  Section 6.3 NO PROCEEDINGS. No preliminary or permanent injunction or other order (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement or prohibits the Buyer's ownership of the Shares shall have been issued or entered and remain in effect.

                  Section  6.4   CONSENTS   AND   APPROVALS.   All  filings  and
registrations with, and notifications to, all federal, state, local and foreign authorities required by the Buyer for consummation of the transactions contemplated by this Agreement shall have been made by the Buyer, and all consents, approvals and authorizations of all federal, state, local and foreign authorities and parties to material contracts, licenses, agreements or instruments with the Buyer required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect other than those instances in which failure to obtain such consents, approvals or authorizations would not, either individually or in the aggregate, have a material adverse effect on the business, operations or condition (financial or otherwise) of the Buyer.

                  Section 6.5 NOTE AND PLEDGE AGREEMENT. The Note and the Pledge Agreement shall have been executed and delivered.

                  Section 6.6 AGREEMENT NOT TO COMPETE. The Seller shall have received $77,500 by wire transfer of immediately available funds to an account designated by the Seller as consideration for the Non-Competition Agreement referred to in Section 7.8.

                  Section 6.7 FEES AND EXPENSES. The Buyer shall have reimbursed the Seller for his fees and expenses as provided in Section 10.1. Further, the Buyer shall have caused CASI to reimburse the Seller for all amounts due under the Employment Agreement (as such term is defined in Section 10.4), including, without limitation, all accrued and unpaid salary and outstanding expense reimbursements.

                  Section 6.8 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement between Buyer and Seller, in the form of Exhibit B hereto, shall have been executed and delivered.


                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

                  The obligations of the Buyer under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

                  Section 7.1 REPRESENTATION AND WARRANTIES TRUE. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof with the same force and effect as if made on and as of the Closing Date, and the Buyer shall have received a certificate to that effect and as to the matters set forth in
Section 7.2 hereof, dated the Closing Date, from the Seller.

                  Section 7.2 PERFORMANCE OF COVENANTS. The Seller shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by him on or before the Closing Date.

                  Section 7.3 NO PROCEEDINGS. No preliminary or permanent injunction or other order (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement or prohibits the Buyer's ownership of the Shares or operation of CASI's business shall have been issued or entered and remain in effect.

                  Section 7.4 TERMINATION OF WESTPHAL OPTION. All options to purchase Common Stock granted by CASI to Peter Westphal and CASI shall have been terminated.

                  Section 7.6 BANK WAIVER. Buyer shall have received the consent of Finova Capital Corporation ("Finova") to the transactions contemplated by this Agreement.

                  Section 7.8 AGREEMENT NOT TO COMPETE. The Non- Competition Agreement between CASI and the Seller, substantially in the form of Exhibit C hereto, shall have been executed and delivered.


                                  ARTICLE VIII

                                 INDEMNIFICATION

                  Section 8.1 INDEMNIFICATION BY THE SELLER. Subject to the limits set forth in this Article VIII, the Seller agrees to indemnify, defend and hold the Buyer harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties and attorneys' fees) that the Buyer or any of its affiliates may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Seller contained in this Agreement.

                  Section 8.2 INDEMNIFICATION BY THE BUYER. Subject to the limits set forth in this Article VIII, the Buyer agrees to indemnify, defend and hold the Seller harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties and reasonable attorneys' fees) that the Seller or its affiliates may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Buyer contained in this Agreement.

                  Section 8.3 SURVIVAL. The representations and warranties contained in this Agreement shall survive the Closing Date and remain in full force and effect for one year. The agreements contained in this Agreement shall survive the Closing Date pursuant to their terms.

                  Section 8.4 LIMITATIONS. Except as otherwise specifically provided in this Agreement, no party shall assert any claim against the other for indemnification hereunder with respect to any inaccuracy or breach of such warranties, representations, covenants or agreements unless and until the amount of all such claims shall exceed $50,000. In no event shall Seller be liable for claims exceeding $2,255,247 in the aggregate.

                  Section 8.5 THIRD PARTY CLAIMS. In order for a party (the "indemnified party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim or demand or written notice made by any third party against the indemnified party (a "Third Party Claim") after the Closing Date, such indemnified party must notify the indemnifying party (the "indemnifying party") in writing of the Third Party Claim within 30 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided that the failure of any indemnified party to give timely notice shall not affect his right of indemnification hereunder except to the extent the indemnifying party has actually been prejudiced or damaged thereby. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party (which counsel shall be reasonably satisfactory to the indemnified party). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party will cooperate in all reasonable respects with the indemnifying party in connection with such defense, and shall have the right to participate in such defense with counsel selected by it. The fees and disbursements of such counsel, however, shall be at the expense of the indemnified party; provided, however, that, in the case of any Third Party Claim of which the indemnifying party has not employed counsel to assume the defense, the fees and disbursements of such counsel shall be at the expense of the indemnifying person.

                  Section 8.6 REDUCTION FOR INSURANCE. The gross amount which an indemnifying party is liable to, for, or on behalf of the Indemnitee pursuant to this Article VIII (the "Indemnifiable Loss") shall be reduced (including, without limitation, retroactively) by any insurance proceeds actually recovered by or on behalf of such indemnified party related to the Indemnifiable Loss. If an indemnified party shall have received or shall have had paid on its behalf an indemnity payment in respect of an Indemnifiable Loss and shall subsequently receive directly or indirectly insurance proceeds in respect of such Indemnifiable Loss, then such Indemnitee shall pay to such Indemnifying Party the net amount of such insurance proceeds or, if less, the amount of such indemnity payment. Notwithstanding the foregoing, an indemnified party shall have no obligation to seek insurance proceeds.

                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

                  Section 9.1 TERMINATION. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

                  (a) By mutual written consent of the Buyer and the Seller;

                  (b) By either the Buyer or the Seller if the transactions contemplated by this Agreement shall not have been consummated on or before March 10, 1998;

                  (c) By the Seller if any condition specified in Article VI hereto has not been met or waived by the Seller at such time as such condition can no longer be satisfied; or

                  (d) By the Buyer if any condition specified in Article VII hereto has not been met or waived by the Buyer at such time as such condition can no longer be satisfied; or

                  (e) By either the Buyer or the Seller if a court of competent jurisdiction or Governmental Authority shall have issued a final, non-appealable order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

                  Section 9.2 EFFECT OF TERMINATION. Except as may be expressly provided herein, in the event of any termination of this Agreement in accordance with Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination.

                  Section 9.3 AMENDMENT. This Agreement may be amended by the written agreement of the Buyer and the Seller.

                                    ARTICLE X

                                  MISCELLANEOUS

                  Section 10.1 EXPENSES. All parties agree to save each other harmless against claims for brokerage fees and commissions (of which there are none). All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses regardless of the termination of this Agreement or the failure to consummate the transactions contemplated hereby, provided, however, that Buyer agrees to reimburse Seller for up to $25,000 of Seller's reasonable legal fees in connection with the transactions contemplated hereby, regardless of the termination of this Agreement.

                  Section 10.2 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case with receipt acknowledged, or three days after being sent by registered or certified mail, return receipt requested, postage prepaid:


                  (a) If to the Buyer to:

                           Datatec Systems, Inc.
                           20 Commerce Way
                           Totowa, NJ 07512
                           Attention: Chief Executive Officer

                           with a copy to:

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York 10022
                           Attention:  Robert H. Friedman, Esq.

                  (b) If to the Seller to:

                           David Tobey
                           1545 Shadowtree Court
                           Colorado Springs, Colorado 80921

                           with a copy to:

                           Tucker, Flyer & Lewis
                           1615 L Street, Suite 400
                           Washington, D.C. 20036
                           Attention:  Lawrence Yanowitch, Esq.


or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 10.2.

                  Section 10.3 SUSPENSION AND TERMINATION OF STOCKHOLDERS' AGREEMENT. Except with respect to Sections 2.2(a) and (b), 2.3, and 5.3 thereof, the obligations of Buyer and CASI under the Stockholders' Agreement (the "Stockholders' Agreement") dated as of April 24, 1996 by and among CASI, Buyer and Seller shall, pursuant to this Section 10.3, be suspended concurrent with the Closing until such time as the Seller exercises his rights in the Shares in accordance with the Note and the Pledge Agreement. Notwithstanding Section 2.5 of the Stockholders' Agreement and Seller's sale of the Shares pursuant to this Agreement, for purposes of the non-suspended sections of the Stockholders' Agreement, Seller shall be deemed to be a Stockholder. Notwithstanding Section
2.3 of the Stockholders' Agreement, and subject to Seller's first priority security interest in the Shares pursuant to the terms of the Pledge Agreement, Buyer may pledge to Finova (i) the shares of Common

Stock owned by Buyer and (ii) assets of CASI. After the earlier to occur of (i) repayment in full of the Note, and (ii) any conversion of the Note into shares of common stock of Buyer pursuant to the terms of the Note, the entire Stockholders' Agreement shall immediately terminate and shall be of no further effect.

                  Section 10.4 SUSPENSION AND TERMINATION OF EMPLOYMENT AGREEMENT. The obligations of Buyer and CASI under the Employment Agreement (the "Employment Agreement") dated as of April 24, 1996 by and between CASI, Seller and Buyer shall, pursuant to this Section 10.4, be suspended concurrent with the Closing until such time as the Seller exercises his rights in the Shares in accordance with the Note and the Pledge Agreement. Upon the resumption of the obligations under the Employment Agreement, (i) the base compensation set forth in Section 4(a) of the Employment Agreement and other benefits to be provided to Seller thereunder shall be reinstated for the duration of the term of the Employment Agreement, and (ii) the incentive compensation set forth in Section 4(b) of the Employment Agreement shall be reinstated as if the Buyer's obligation thereunder was never suspended. After the earlier to occur of (i) repayment in full of the Note, and (ii) any conversion of the Note into shares of common stock of Buyer pursuant to the terms of the Note, the Employment Agreement shall immediately terminate without any further obligation on the part of CASI or Buyer.

                  Section 10.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, representations and understandings among the parties hereto.

                  Section 10.6 BINDING EFFECT, BENEFITS, ASSIGNMENTS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, expressed or implied, is intended to confer on any other person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement may not be assigned without the prior written consent of the other parties hereto.

                  Section 10.7 APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  Section 10.8 JURISDICTION. The parties hereto agree to submit to the jurisdiction of any Federal or state court located in the State of New York for the purpose of resolving any action or claim arising out of the performance of the provisions of this Agreement.

                  Section 10.9 HEADINGS. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  Section 10.10 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.


                                           DATATEC SYSTEMS, INC.


                                           By:/s/ James M. Caci
                                              ------------------------------
                                              Name: James M. Caci
                                              Title: CFO


                                             /s/ David H. Tobey
                                           ---------------------------------
                                           David H. Tobey


                                           COMPUTER-AIDED SOFTWARE
                                           INTEGRATION, INC.
                                           (as to Sections 5.5, 10.3 and 10.4
                                           only)


                                           By: /s/ James M. Caci
                                              ---------------------------------
                                              Name: James M. Caci
                                              Title:  CFO

                                                                       EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER SAID
ACT) EXCEPT IN TRANSACTIONS  EXEMPT FROM THE  REGISTRATION  REQUIREMENTS OF SAID
ACT.

                           CONVERTIBLE PROMISSORY NOTE


$1,832,747                                                         March 9, 1998


                  WHEREAS, David H. Tobey ("Seller"), Datatec Systems, Inc., a Delaware corporation ("Buyer") and Computer-Aided Software Integration, Inc., a Delaware corporation ("CASI") have entered into an agreement dated as of March 9, 1998 (the "Stock Purchase Agreement") pursuant to which Buyer has agreed to purchase from Seller 200 shares (the "CASI Shares") of common stock, par value $.01 per share, of CASI;

                  WHEREAS, a portion of the purchase price for the CASI Shares is the obligation by Buyer to pay to Seller certain amounts subsequent to the closing date of the transaction.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer hereby promises to pay to the order of Seller the principal amount of $1,832,747 dollars on the earlier to occur of (i) June 15, 1998 or (ii) the realization by the Buyer of $3 million or more from the sale of equity securities, plus accrued and unpaid interest and all other charges provided for herein on such date and as specified below. The interest payable under this Note shall begin to accrue on the date of this Note.

                  Buyer also promises to pay interest on the unpaid principal amount of this Note beginning on April 3, 1998 and on each one month anniversary of such date (or on the next succeeding business day if such anniversary is not a business day) until the Note has been paid in full, at a rate equal to 10% per annum (on the basis of a 365-day year and actual number of days elapsed) from and including March 1, 1998 until such principal sum shall be paid in full, and to pay interest in the event of Default (as defined below), on any unpaid principal, interest or other charges provided for herein, at a rate equal to 15% per annum.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds by wire transfer to Seller, at Chase

Manhattan Bank, New York, New York, ABA #021000021, A/C National Financial Services Corp., A/C # 066196-221, F/C David H. Tobey and Tammy L. Tobey JTWROS, Brok #: X25125202, or at such other place as shall be designated in writing by Seller for such purpose.

                  Buyer hereby waives diligence, presentment, dishonor, demand, notice and protest and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. Buyer promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. From time to time, without in any way affecting the obligation of Buyer to pay the outstanding principal balance of this Note and any interest accrued thereon and fully to observe and perform the covenants and obligations of Buyer under this Note, without giving notice to, or obtaining the consent of, Buyer, and without any liability whatsoever on the part of Seller, Seller may, at its option, extend the time for payment of interest hereon and/or principal of this Note, reduce the payments hereunder, release anyone liable on this Note or accept a renewal of this Note, join in any extension or subordination, or exercise any right or election hereunder. No one or more of such actions shall constitute a novation or operate to release any party liable for or under this Note, either as Buyer or otherwise. Neither any course of dealing by Seller nor any failure or delay on its part to exercise any right, power or privilege hereunder shall operate as a waiver of any right or remedy of Seller hereunder unless said waiver is in writing and signed by Seller, and then only to the extent specifically set forth in said writing. A waiver as to one event shall not be construed as a continuing waiver by Seller or as a bar to or waiver of any right or remedy by Seller as to any subsequent event.

                  Each of the following shall constitute a "Default"  hereunder:
(i) Buyer's failure to make any required payment of principal and/or interest under this Note, or any other amount due and payable under this Note on or before the date on which such payment is due under this Note; (ii) Buyer's failure to perform any other obligation (other than one that can be satisfied with the payment of money) required under this Note or the Pledge Agreement, and the continuation of such failure for a period of five days after Seller gives Buyer written notice of such failure to perform; and (iii) Buyer's insolvency, general assignment for the benefit of creditors, or the commencement by or against Buyer of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Buyer's debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Buyer or for all or any substantial part of Buyer's assets.

                  Upon the occurrence and continuance of a Default and the delivery of written notice by either Buyer or Seller specifying the nature and status of the Default (the "Default Notice"), Seller's sole remedies shall be
(i) to cause all of the Note Obligations to
be converted into Datatec Shares at the applicable Conversion Price, or (ii) if the Liquidity Condition is not satisfied and no prior conversion of any Note Obligations has occurred, to exercise its rights under the Stock Pledge Agreement of even date herewith between Buyer and Seller (the "Pledge Agreement"). Not later than three (3) business days after delivery of the Conversion Notice (as defined below), the Buyer shall irrevocably instruct its transfer agent to issue and shall use its best efforts to cause its transfer agent to send as soon as reasonably practicable by reputable overnight courier to Seller or to Seller's designee, at the address designated in the Conversion Notice, a certificate or certificates for the number of Datatec Shares to which Seller or Seller's designee, as the case may be, shall be entitled upon conversion. On and after the issuance date, the Buyer shall be treated for all purposes as the record holder of such Datatec Shares.

                  If, upon any conversion of this Note, the Liquidity Condition is satisfied, the Seller shall be obligated to effectuate the conversion of all Note Obligations at the applicable Conversion Price within ten (10) business days after the date of the Default Notice (in denominations of at least $500,000, or such lesser amount as is then outstanding) by delivering written notice(s) of conversion, substantially in the form of Exhibit I attached hereto (the "Conversion Notice") to the Buyer. In the event that the Seller fails to convert all Note Obligations following the expiration of such ten (10) business day period, all remaining Note Obligations shall automatically be deemed to be converted effective as of such date without any action on the part of Seller (except that Seller shall have an obligation to provide Buyer with a Conversion Notice prior to receipt of the Datatec Shares). Notwithstanding anything herein to the contrary, if the Liquidity Condition was satisfied upon any conversion of this Note but prior to the conversion of all Note Obligations the Liquidity Condition becomes unsatisfied, the Seller shall have ninety (90) days following the date of the Default Notice to convert all remaining Note Obligations at the then applicable Conversion Price.

                  If the Liquidity Condition is not satisfied with respect to the FIRST conversion of any Note Obligations, the Seller shall be obligated to either (i) effectuate the conversion of all Note Obligations at the applicable Conversion Price by delivering one or more Conversion Notices in the manner described above (in denominations of at least $500,000, or such lesser amount as is then outstanding), or (ii) exercise his rights in the CASI Shares owned by Buyer in accordance with the terms of the Pledge Agreement (the "Pledge Rights") by delivering the Conversion Notice to the Buyer indicating such election, in either case prior to the expiration of ninety (90) days following the date of the Default Notice. If Seller neither converts this Note nor exercises Pledge Rights prior to the expiration of such 90 day period, the Seller shall be deemed to have elected to convert this Note and all remaining Note Obligations shall be converted effective as of such date without any action on the part of Seller (except that Seller shall have an obligation to provide Buyer with a Conversion Notice prior to receipt of the Datatec Shares).

                  For the purposes of the preceding three paragraphs, the following terms shall have the meanings indicated:

                           1. "Conversion Price" means (i) if the Liquidity Condition is satisfied with respect to any conversion, the Conversion Price for such conversion shall equal the average closing bid price of the Common Stock on the NASDAQ SmallCap Market as reported in the WALL STREET JOURNAL for the five trading days ending one trading day prior to the date of the Conversion Notice, multiplied by 0.75; (ii) if the Liquidity Condition is not satisfied with respect to any conversion, the Conversion Price for such conversion shall equal the average closing bid price of the Common Stock on the NASDAQ SmallCap Market as reported in the WALL STREET JOURNAL for the five trading days ending one trading day prior to the date of the Conversion Notice, multiplied by 0.50.

                           2. "Datatec Shares" means the shares of Datatec Common Stock, par value $0.001 per share (the "Common Stock"), issuable upon the conversion of this Note.

                           3. "Liquidity Condition" means the condition that shall be satisfied with respect to any conversion of this Note or exercise of the Pledge Rights if (i) the average daily volume of trading of the Common Stock as reported in the WALL STREET JOURNAL for the ten trading days ending one trading day prior to date of the Conversion Notice is greater than 125,000 shares, (ii) the closing bid price of the Common Stock on the trading day prior to the date of the Conversion Notice is not less than $2.50 and (iii) in the event of any conversion, on the date that the Datatec Shares are issued to Seller, there is an effective registration statement registering the resale of the Datatec Shares by the Seller.

                           4. "Note Obligations" means the sum of all unpaid principal, accrued but unpaid interest and all other charges and expenses payable by Buyer in connection with this Note through the date on which the Conversion Notice is delivered or deemed to be delivered to Buyer.

                  If any payment on this Note becomes due and payable on a day which is not a business day, the maturity thereof shall be extended to the next business day and interest shall be payable at the applicable rate during such extension period.

                  The terms of this Note are not subject to amendment except by written agreement of Seller and Buyer. Unless agreed in writing by the Buyer, neither this Note nor any rights evidenced by this Note may be transferred or assigned by the Seller, provided, however, that Seller may assign this Note and the rights evidenced by this Note to any parent, spouse, brother or sister, natural or adopted lineal descendent of Seller or to any trustee of a trust of which Seller or any parent, spouse, brother or sister, natural or adopted lineal descendent of Seller are the sole beneficiaries. Buyer may not assign its obligations hereunder without the prior written consent of the Seller.

                  Payment of the indebtedness evidenced by this Note is secured by a first-priority security interest in certain assets of Buyer pledged to Seller pursuant to the Pledge Agreement.

                  This Note may be prepaid at any time by Buyer either in whole or in part. In addition, Buyer may pay the outstanding principal balance of this Note, any interest accrued thereon and all other charges provided herein at any time prior to conversion of this Note or Buyer's exercise of Rights pursuant to the Pledge Agreement.

                  This Note shall be governed by and construed and enforced in accordance with the laws of State of New York, without regard to principles of conflicts of laws.

                  Any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, or by facsimile, and shall be deemed given when so delivered personally, by overnight courier service, or by facsimile, or, if mailed, three
(3) days after the date of deposit in the United States mails, to the addresses set forth in Section 10.2 of the Stock Purchase Agreement or to such other address as the Buyer or Seller shall have specified by notice in writing to the other in the manner set forth above.

                  In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is expressly agreed that time is of the essence in the performance of the obligations set forth in this Note.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Buyer has duly executed this Note, the day and year first above written.



                                             DATATEC SYSTEMS, INC.



                                             By:________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 9, 1998, between Datatec Systems. Inc., a Delaware corporation (the "Company") and David H. Tobey ("Tobey").

                  1. Introduction. The Company and Tobey are each a party to the Stock Purchase Agreement (the "Stock Purchase Agreement") dated March 9, 1998 pursuant to which Tobey agreed, among other things, to sell 200 shares of the common stock, par value $.01 per share, of Computer-Aided Software Integration, Inc., a Delaware corporation, to the Company. As partial payment for such sale, the Company issued a Convertible Promissory Note dated March 9, 1998 payable to Tobey or permitted assigns thereunder (the "Promissory Note"). The Promissory Note contains certain conversion provisions which permit Tobey to elect to receive from time to time, shares of the Common Stock of the Company. par value $.001 per share (the "Common Stock"), in lieu of all or part of the cash payments thereunder. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this Agreement.

                  2.       Registration Under Securities Act, Etc.

                           2.1 Registration.  As soon as reasonably  practicable
after the date hereof, the Company shall (subject to the terms of this Agreement) effect the registration of the resale of all of the Registrable Securities under the Securities Act. The registration statement filed pursuant to this Section 2.1 shall register such number of shares of Common Stock based on a hypothetical conversion of the Promissory Note on the date that the registration statement filed pursuant to this Section 2.1 is filed and, as permitted by the Commission, shall include an indeterminate number of shares of Common Stock issuable upon conversion of the Promissory Note and resulting from fluctuating market prices of the Common Stock (and a fluctuating conversion ratio pursuant to the Promissory Note). Registrations under this Section 2.1 shall be on Form S-3 or another appropriate registration form permitting registration of Registrable Securities for resale by Tobey in a manner designated by him, including public or private sales. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

                           2.2 Registration  Procedures.  In order to effect the
registration of any Registrable Securities under the Securities Act as provided in section 2.1, the Company shall:

                           (i) prepare and file (in no event later than 15 business days after the date hereof) with the

                           Commission the requisite registration statement to effect such registration and thereafter shall use its best efforts to cause such registration statement to be declared effective; PROVIDED, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by Tobey copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or such earlier date as all Registrable Securities have been sold pursuant to Rule 144;

                           (iii) furnish to Tobey such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and a ny other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Tobey may reasonably request;

                           (iv) register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by Tobey shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by Tobey;

                           (v) furnish to the Company's transfer agent, immediately upon the effectiveness of the registration statement, an opinion of counsel for the Company, dated the effective date of such registration statement, stating that the resale of the Registrable Securities by Tobey pursuant to the registration statement will not violate the Securities Act, provided that the assumptions contained therein remain true, complete and accurate;

                           (vi) notify Tobey promptly and confirm such notice in writing promptly thereafter:

                                (a) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                (b) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                                (c) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of proceedings by any Person for that purpose;

                                (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                           (vii) notify Tobey (at any time when a prospectus relating thereto is required to be delivered under the Securities Act) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                           (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar month after the effective date of such registration statement which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller at least two business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have
                           reasonably   objected  on  the   grounds   that  such
                           amendment  or  supplement  does  not  comply  in  all
                           material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                           (x) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                           (xi) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are the listed.

The Company may require Tobey to furnish to the Company such information regarding the distribution of the Registrable Securities as is required by law to be disclosed in the registration statement. The Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which Tobey shall reasonably object on a timely basis.

Tobey covenants and agrees that (i) he will not offer or sell any Registrable Securities under the registration statement until he has received copies of the Prospectus as then amended or supplemented and notice from the Company that such registration statement and any post amendments thereto have become effective as contemplated by Section 2.2(vi) (a), (ii) Tobey will comply with the prospectus delivery requirements of the Securities Act as applicable to him in connection with sales of Registrable Securities pursuant to the registration statement,
(iii) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2.2(vi) (c) or Section 2.2(vii), Tobey will forthwith discontinue disposition of such Registrable Securities until Tobey's receipt of the copies of the supplemented Prospectus and/or amended registration statement, or until he is advised in writing by the Company that the use of the applicable Prospectus may be resumed and in either case has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or registration statement.

                           2.3   Preparation;   Reasonable   Investigation.   In
connection with the preparation and filing of the registration statement under the Securities Act pursuant to this Agreement the Company will give Tobey his underwriters, if any, and his counsel and accountants the opportunity to review such registration statement each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                           2.4 Indemnification.

                               (a)  Indemnification By The Company. In the event
of any registration of any Registrable Securities of the Company under the Securities Act, the Company, shall and hereby does agree to, indemnify and hold harmless. Tobey, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities (joint or several) to which Tobey or such underwriter or controlling person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings whether commenced or threatened, in respect thereof) arose out of or are based upon any untrue statement or alleged untrue statement of any material act contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting the existence of an untrue statement or alleged untrue
statement  or  omission  or  alleged   omission  at  or  prior  to  the  written
confirmation of the sale of Registrable Securities to such Person, if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                               (b)  Indemnification By The Sellers.  Tobey shall
indemnify and hold harmless (in the same manner and to the same extent as set forth in section 2.4(a)) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus final, prospectus or summary prospectus contained therein, or any amendment or supplement thereto if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, of officer or controlling person and shall survive the transfer of such securities by such seller.

                               (c)  Notices  Of  Claims,   etc.  Promptly  after
receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under section 2.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                               (d)   Other   Indemnification.    Indemnification
similar to that specified in the preceding subdivisions of this Section 2.4 (with appropriate modifications) shall be given by the Company and Tobey with respect to any required registration or other qualification of securities trader any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                               (c) Indemnification Payments. The indemnification
required by this Section 2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                               (f) Contribution. If the indemnification provided
for in this Section 2.4 is unavailable to an indemnified party in respect of any expenses loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, or the other shall be determined by reference to, among other thing whether the untrue or alleged untrue statement of a material Pact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of section 2.4(a) and in no event shall the obligation of any indemnifying party to contribute under this Section 2.4(f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under section 2.4(a) or section 2.4(b) had been available under the circumstances.

                               The  Company and Tobey agree that it would not be
just and equitable if contribution pursuant to this subdivision (f) were determined by PRO RATA allocation (even if the holders and any underwriters were heated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, dam ages and liabilities referred to in the immediately preceding paragraph shall be deemed to in eludes subject to the limitations set forth in the preceding sentence and subdivision (c) of this
Section 2.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                               Notwithstanding  the  provisions  of this Section
2.4(f), no holder of Registerable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder From the sale of Registrable Securities or (ii) in the case of all underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution frown any person who was not guilty of such fraudulent misrepresentation.

                  3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Commission: The Securities and Exchange Commission.

                  Common Stock: As defined in section 1.

                  Company: As defined in the introductory paragraph of this Agreement.

                  Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commissions thereunder, all as the saline shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  Person: A corporation, an association, a partnership, an organization, business, an individual, a
                  governmental   or   political   subdivision   thereof   or   a
                  governmental agency.

                  Promissory Note: As defined in section 1.

                  Registrable Securities: All shares of Common Stock issuable pursuant to the Promissory Note and any shares of Common Stock and any securities issued or issuable with respect to any Common Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registerable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement,
                  (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, or (d) they shall have ceased to be outstanding.

                  Registration Expenses: All expenses incident to the Company's performance of or compliance with section 2, including, without limitation. all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities of the Company, its officers and directors arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any. In addition, the Company shall pay up to $5,000 for the fees and disbursements of one counsel retained by Tobey in connection with the filing of the registration statement hereunder.

                  Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal stature.

                  Stock Purchase Agreement: As defined in section 1.

                  4. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of Tobey, make publicly available other information) and shall take such furler action as Tobey may reasonably request, all to the extent required from time to time to enable Tobey to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Tobey, the Company shall deliver to such holder a written statement as to whether it has complied with the requirements of this Section 4.

                  5. Amendments And Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only by the written consent of each of the Company and Tobey.

                  6. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (as in the case of Tobey, at 1545 Shadowtree Court, Colorado Springs, Colorado 80921 or at such other address that such holder shall have furnished to the Company in writing, or (b) in the case of the Company, at 20 C Commerce Way, Totowa, NJ 07512 to the attention of its Chief Financial Officer, or at such other address. or to the attention of such other officer, as the Company shall be furnished to Tobey in writing. Each such notice, request or other communication shall be effective (i) if given by mail 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above.

                  7. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including, in the case of Tobey, the permitted assigns under the Promissory Note.

                  8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  9. Governing Law THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                  10.    Counterparts.    This   Agreement   may   be   executed
simultaneously in any number of counterparts, each of which shall be deemed an original but all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing the same with the same force and effect as if such facsimile signature were the original thereof.

                  11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  12. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  IN WITNESS. the patties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                          DATATEC SYSTEMS, INC.




                                          By:____________________________
                                          Title:





                                          _______________________________
                                          DAVID H. TOBEY

                            NONCOMPETITION AGREEMENT

         THIS AGREEMENT dated March 9, 1998, is by and between DATATEC SYSTEMS, INC., a Delaware corporation ("Purchaser") and DAVID H. TOBEY ("Seller").

                              W I T N E S S E T H:

         WHEREAS, Purchaser, Seller and Computer-Aided Software Integration, Inc., a Delaware corporation ("CASI"), have entered into that certain Stock Purchase Agreement dated March 9, 1998 (the "Purchase Agreement"), pursuant to which Purchaser is purchasing all of the stock of CASI owned by Seller; and

         WHEREAS, as a condition to the closing of the transactions contemplated by the Purchase Agreement, Seller has agreed to enter into a Noncompetition Agreement with Purchaser;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises made herein, the parties hereto agree as follows:

         1. CONSIDERATION. As consideration for the covenants herein, Purchaser shall pay, simultaneously with the execution hereof, $77,500 by wire transfer of immediately available funds to an account designated by the Seller.

         2. TERM. This Agreement shall commence on the date hereof and continue for a period of two (2) consecutive years (the "Term").

         3. NONCOMPETITION AND RELATED MATTERS. During the Term Seller shall not:

                  (i) directly or indirectly own, manage, operate, join, control, participate in, invest in, lend money to, guarantee the debts or obligations of or otherwise be connected with, in any manner, whether as an officer, director, employee, partner, investor or otherwise, any business entity that is engaged in the business of designing, developing and marketing software that assists in the configuration and integration process (the "CASI Business");

                  (ii) for himself or on behalf of any other person, partnership, corporation or entity, call on any customer of CASI or any successor to the CASI Business for the purpose of soliciting CASI Business, diverting CASI Business or taking away any customer of the CASI Business from the CASI Business or any successor to the CASI Business;

                  (iii) induce, influence, or seek to induce or influence, Eric Mathiesen, Peter Westphal, Matthew Good, Heike Nass, David Check, Paul
Caracciolo, Darren Dyson, Steven Schaffert (except for Steven Schaffert with respect to Cumetrix Data Systems Corporation), or Mae Walker or any future employee, representative, agent, consultant or independent contractor engaged in the CASI Business as a developer, programmer, technical writer, or in a technical support position, to terminate his or her relationship with CASI or any successor to the CASI Business; or

                  (iv) at any time utilize for any commercial purpose a name incorporating the words "Computer-Aided Software Integration", or "Integrator's Workbench" or words or expressions likely to be confused therewith, or which shall be likely to lead to confusion with the business conducted by CASI or any successor to the CASI Business.

                  Nothing herein contained shall be deemed to prohibit Seller from investing his funds in securities of an issuer if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the-counter market and the Executive's holdings therein represent less than 5% of the total number of shares or principal amount of the securities of such issuer outstanding. Nothing contained in Section 3(i) or 3(ii) shall apply to Seller activities in relation to Cumetrix Data Systems Corporation ("Cumetrix") to the extent that Cumetrix does not design or develop software that functions substantially the same as the software developed by CASI prior to the date hereof, provided, however, that nothing herein shall be deemed to prohibit Seller from engaging in any activities which would otherwise be permitted under the terms of the Amended and Restated License Agreement between CASI and Cumetrix (formerly known as DataNet International, Inc.) dated as of July 1, 1997.

         4. ENFORCEABILITY; INJUNCTION. By reason the fact that irreparable harm would be sustained by Purchaser if there is any breach by Seller of its covenants and agreements under this Agreement, so long as Purchaser is not in breach of its obligations under this Agreement, it is agreed that in addition to any other rights which Purchaser may have under this Agreement or at law or in equity, Purchaser shall be entitled to apply to any court of competent jurisdiction for, and obtain, injunctive relief against Seller in order to prevent any breach or threatened breach of the provisions of this Agreement.

         5. BINDING EFFECT; WAIVER. This Agreement shall be binding upon and shall inure to the benefit of Seller and shall be binding on and inure to the benefit of Purchaser and its successors. Neither this Agreement nor the interest of either party herein shall be assigned by such party without the prior written consent of the other party being first obtained. The waiver by either of the parties of any breach of any provision hereof shall not constitute a waiver by such party of any other or succeeding breach of any provision hereof.

         6. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflict of laws.

         7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreement or understanding with respect thereto. No amendment hereof shall be deemed valid unless in writing and signed by the parties hereto.

         8. REMEDIES. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement on the date first above written.

                                       DATATEC SYSTEMS, INC.


                                       By:
                                           ---------------------
                                           Name:  James M. Caci
                                           Title: CFO




                                       By:__________________________
                                            DAVID H. TOBEY